SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 19, 2004

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                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                      1-11988                22-2365834
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



            775 Passaic Avenue,
         West Caldwell, New Jersey                                 07006
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004


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Item 2.           Acquisition or Disposition of Assets

      On February 19, 2004, Spectrum Numismatics International, Inc. ("Spectrum"), a wholly owned subsidiary of Greg Manning Auctions, Inc. ("GMAI"), acquired the business assets of Bowers and Merena Galleries, Kingswood Coin Auctions and Superior Sports Auctions from Collectors Universe, Inc. (the "Seller"), which had previously operated such businesses through separate divisions. Bowers and Merena Galleries and Kingswood Coin Auctions are engaged in the acquisition (by purchase and consignment) and sale (by auction and otherwise) of collectible coins, and Superior Sports Auctions is engaged in the acquisition (by purchase and consignment) and sale (by auction and otherwise) of collectible sports cards and other sports memorabilia.

      Pursuant to an Asset Purchase Agreement, dated February 19, 2004 (the "Asset Purchase Agreement"), by and between Spectrum and the Seller, Spectrum acquired certain business assets, consisting primarily of trade names and other intangible assets and furniture and equipment but excluding accounts receivable and the inventory, for an aggregate purchase price of $2.5 million, which was determined by negotiation between the Seller and Spectrum. Pursuant to the Asset Purchase Agreement, $1,025,000 of the purchase price was paid at the closing, and the balance is to be paid in installments over the next 12 months. Payment of those installments has been guaranteed by GMAI.

       The purchase price was funded internally through working capital.

      The foregoing discussion is qualified by reference to the full text of the Asset Purchase Agreement, which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.           Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

      In accordance with Item 7(a)(4), these financial statements will be filed no later than 60 days after the date of filing this report.

(b) Pro Forma Financial Information.

      In accordance with Item 7(a)(4), these financial statements will be filed no later than 60 days after the date of filing this report.

(c) Exhibits.

      10.1  Asset Purchase Agreement, dated February 19, 2004. Filed herewith.
      10.2  Non-Competition Agreement, dated February 19, 2004. Filed herewith.



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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2004

                                                GREG MANNING AUCTIONS, INC.


                                                By: /s/ Larry Crawford
                                                   ---------------------------
                                                   Larry Crawford
                                                   Chief Financial Officer




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